UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2019

SKY RESORT INTERNATIONAL LIMITED

(Exact name of registrant as specified in its charter)

Delaware	000-50306	13-4167393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Lot 23 (DBKK No. 2), Industri E33

Mile 2.5, Jalan Tuaran, Likas

88200 Kota Kinabalu, Sabah, Malaysia

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: +6088 277484

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01: Changes In Registrant’s Certifying Accountant

(a) On September 20, 2019, HKCM CPA & Co (Predecessor firm: HKCMCPA Company Limited) (“HKCMCPA”) resigned as the independent registered public accounting firm of Sky Resort International Limited (the “Company”).

HKCMCPA’s reports on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Although HKCMCPA has served as our independent registered public accounting firm for the fiscal years ended December 31, 2017 and 2016, HKCMCPA did not review our financial statements for the periods ended September 30, 2018, December 31, 2018, March 31, 2019 and June 30, 2019.

During the years ended December 31, 2017 and 2016, and through September 20, 2019, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with HKCMCPA Company Limited on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of HKCMCPA, would have caused it to make reference to the subject matter of the disagreements in connection with its report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended December 31, 2017 and 2016, or in the subsequent periods through September 20, 2019.

The Company has provided a copy of the foregoing disclosures to HKCMCPA and requested that HKCMCPA furnish it with a letter addressed to the Securities and Exchange Commission stating whether HKCMCPA agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On September 20, 2019, the Company, as authorized by the Board of Directors, engaged RH, CPA (“RH CPA”) as the new independent registered public accounting firm of the Company.

During the fiscal years ended December 31, 2017 and 2016 and through September 20, 2019, the Company did not consult with RH CPA on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and RH CPA did not provide either in a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(v) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304 (a)(1)(V) of Regulation S-K.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits:

16.1 Letter from HKCM CPA & Co, dated September 30, 2019 to the United States Securities Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2019	SKY RESORT INTERNATIONAL LIMITED

	By:	/s/ Yong Fook Ming
Name: Yong Fook Ming Title: Director and Chief Executive Officer